(bbb)


                               UNISEX ENDORSEMENT


The contract is changed as set out below.

   SEX.  All references to "sex" in the contract are deleted.

   SETTLEMENT OPTION COMPUTATIONS. Settlement option computations which are based on the life of a person will be calculated without reference to the sex of the person on whose life benefit payments are based. The individual guaranteed annuity mortality table specified in the contract, for blended lives (60% female/40% male) rather than for the sex of the person on whose life benefit payments are based, with interest at the guaranteed settlement option interest rate specified in the contract, compounded annually, will be used to compute all guaranteed option factors, values, and benefits under the contract. We will provide guaranteed settlement option tables based on blended lives to you upon request.

This is part of your contract. It is not a separate contract. It changes the contract only as and to the extent stated. In all cases of conflict with the other terms of the contract, the provisions of this Endorsement shall control.

      Signed for us at our office as of the date of issue.



                          Assistant Secretary Executive
                                 Vice President

                                  EXHIBIT INDEX

        (1) Resolution of the Board of Directors of Annuity Investors Life Insurance CompanyREGISTERED authorizing establishment of Annuity InvestorsREGISTERED Variable Account B.1/

        (2)    Not Applicable.

        (3)    (a)    Distribution  Agreement  between  Annuity  Investors  Life
                      Insurance Company REGISTERED and AAG Securities, Inc.2/

               (b) Form of Selling Agreement between Annuity Investors Life Insurance CompanyREGISTERED, AAG Securities, Inc. and another Broker-Dealer.1/


               (c)    Revised  form  of  Selling   Agreement   between   Annuity
                      Investors    Life   Insurance    CompanyREGISTERED,    AAG
                      Securities, Inc. and another Broker-Dealer.. 6/


        (4)    Individual and Group Contract Forms and Endorsements.

               (a) Form of Qualified Individual Flexible Premium Deferred Variable Annuity Contract.2/

               (b)    Form  of  Non-Qualified   Individual   Flexible   Deferred
                      Variable Annuity Contract.2/

               (c)    Form of Loan Endorsement to Individual Contract.2/

               (d) Form of Tax Sheltered Annuity Endorsement to Individual Contract.2/

               (e) Form of Qualified Pension, Profit Sharing and Annuity Plan Endorsement to Individual Contract.2/

               (f)    Form  of   Employer   Plan   Endorsement   to   Individual
                      Contract.2/

               (g) Form of Individual Retirement Annuity Endorsement to Individual Contract.2/

               (h) Form of Texas Optional Retirement Program Endorsement to Individual Contract.2/

               (i)    Form  of  Long-Term   Care  Waiver  Rider  to   Individual
                      Contract.2/

               (j)    Form of Simple IRA Endorsement to Individual Contract.2/

               (k) Form of Group Flexible Premium Deferred Variable Annuity Contract.2/

               (l)    Form  of  Certificate  of  Participation   under  a  Group
                      Flexible Premium Deferred Variable Annuity Contract.2/

               (m)    Form of Loan Endorsement to Group Contract.2/

               (n) Form of Loan Endorsement to Certificate of Participation under a Group Contract. 2/

               (o)    Form  of  Tax  Sheltered  Annuity   Endorsement  to  Group
                      Contract.2/

               (p) Form of Tax Sheltered Annuity Endorsement to Certificate of Participation under a Group Contract.2/

               (q) Form of Qualified Pension, Profit Sharing and Annuity Plan Endorsement to Group Contract.2/

               (r) Form of Qualified Pension, Profit Sharing and Annuity Plan Endorsement to Certificate of Participation under a Group Contract.2/

               (s)    Form of Employer Plan Endorsement to Group Contract.2/

               (t) Form of Employer Plan Endorsement to Certificate of Participation under a Group Contract.2/

               (u)    Form  of  Deferred   Compensation   Endorsement  to  Group
                      Contract.2/

               (v) Form of Deferred Compensation Endorsement to Certificate of Participation under a Group Contract.2/

               (w) Form of Texas Optional Retirement Program Endorsement to Group Contract.2/

               (x) Form of Texas Optional Retirement Program Endorsement to Certificate of Participation under a Group Contract.2/

               (y)    Form of Long-Term Care Waiver Rider to Group Contract.2/

               (z) Form of Long-Term Care Waiver Rider to Certificate of Participation under a Group Contract.2/

               (aa) Revised form of Individual Retirement Annuity Endorsement to Individual Qualified Contract. 3/

               (bb) Revised form of SIMPLE IRA Endorsement to Qualified Individual Contract. 3/

               (cc) Form of Roth IRA Endorsement to Qualified Individual Contract. 3/

               (dd)   Revised  form  of  Employer  Plan   Endorsement  to  Group
                      Contract. 3/

               (ee) Revised form of Employer Plan Endorsement to Certificate of Participation under a Group Contract. 3/

               (ff) Revised form of Employer Plan Endorsement to Qualified Individual
                      Contract. 3/

               (gg) Revised form of Tax Sheltered Annuity Endorsement to Group Contract.3/

               (hh) Revised form of Tax Sheltered Annuity Endorsement to Certificate of Participation under a Group Contract. 3/

               (ii)   Revised  form  of Tax  Sheltered  Annuity  Endorsement  to
                      Qualified
                      Individual Contract. 3/

               (jj) Revised form of Qualified Pension, Profit Sharing and Annuity Plan Endorsement to Group Contract. 3/

               (kk) Revised form of Qualified Pension, Profit Sharing and Annuity Plan Endorsement to Certificate of Participation under a Group Contract. 3/

               (ll) Revised form of Qualified Pension, Profit Sharing and Annuity Plan
                      Endorsement to Qualified Individual Contract. 3/

               (mm) Form of Governmental Section 457 Plan Endorsement to Group Contract. 3/

               (nn) Form of Governmental Section 457 Plan Endorsement to Certificate of Participation under a Group Contract. 3/

               (oo) Form of Governmental Section 457 Plan Endorsement to Qualified Individual Contract. 3/


               (pp)   Form of Successor Owner Endorsement to Group Contract. 6/

               (qq) Form of Successor Owner Endorsement to Certificate of Participation under a Group Contract. 6/

               (rr)   Form  of   Successor   Owner   Endorsement   to  Qualified
                      Individual Contract and Non-Qualified Individual Contract. 6/

               (ss) Revised form of Successor Owner Endorsement to Group Contract (filed herewith).

               (tt) Revised form of Successor Owner Endorsement to Certificate of Participation under a Group Contract (filed herewith).

               (uu) Revised form of Successor Owner Endorsement to Qualified Individual Contract and Non-Qualified Individual Contract (filed herewith).

               (vv) Form of Individual Retirement Annuity Endorsement to Group Contract (filed herewith).

               (ww) Form of Individual Retirement Annuity Endorsement to Certificate of Participation under a Group Contract (filed herewith).

               (xx) Form of SIMPLE Individual Retirement Annuity Endorsement to Group Contract (filed herewith).

               (yy) Form of SIMPLE Individual Retirement Annuity Endorsement to Certificate of Participation under a Group Contract (filed herewith).

               (zz) Form of Roth Individual Retirement Annuity Endorsement to Group
                      Contract (filed herewith).

               (aaa) Form of Roth Individual Retirement Annuity Endorsement to Certificate of Participation under a Group Contract (filed herewith).

               (bbb) Form of Unisex Endorsement to Nonqualified Individual Contract (filed herewith).


               (5) (a) Form of Application for Individual Flexible Premium Deferred Annuity Contract and Certificate of Participation under a Group Contract.2/

               (b) Form of Application for Group Flexible Premium Deferred Annuity Contract.2/

               (c)    Revised  form  of  Application  for  Individual   Flexible
                      Premium Deferred Annuity Contract and Certificate of Participation under a Group Contract. 4/

               (d) Revised form of Application for Group Flexible Premium Deferred Annuity Contract. 4/

        (6)    (a)    Articles  of  Incorporation  of  Annuity   Investors  Life
                      Insurance CompanyREGISTERED.1/

                      (i) Amendment to Articles of Incorporation, adopted April 9, 1996, and approved by the Secretary of State, State of Ohio, on July 11, 1996.2/

                      (ii) Amendment to Articles of Incorporation, adopted August 9, 1996, and approved by the Secretary of State, State of Ohio, on December 3, 1996.2/

               (b) Code of Regulations of Annuity Investors Life Insurance Company.REGISTERED1/

        (7)           Not Applicable.

        (8)    (a)    Participation  Agreement  between  Annuity  Investors Life
                      Insurance    CompanyREGISTERED    and   Dreyfus   Variable
                      Investment Fund.2/

                      (i) Letter Agreement dated April 14, 1997 between Annuity Investors Life Insurance Company REGISTERED and Dreyfus Variable Investment Fund.2/

               (b) Participation Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).2/

                      (i) Letter Agreement dated April 14, 1997 between Annuity Investors Life Insurance CompanyREGISTERED and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).2/

               (c)    Participation  Agreement  between  Annuity  Investors Life
                      Insurance   CompanyREGISTERED  and  The  Dreyfus  Socially
                      Responsible Growth Fund, Inc.2/

                      (i) Letter Agreement dated April 14, 1997 between Annuity Investors Life Insurance CompanyREGISTERED and The Dreyfus Socially Responsible Growth Fund, Inc.2/

               (d) Participation Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Janus Aspen Series.2/

               (e) Participation Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Strong Variable Insurance Funds, Inc. and Strong Special Fund II, Inc.2/

               (f)    Participation  Agreement  between  Annuity  Investors Life
                      Insurance    CompanyREGISTERED    and   INVESCO   Variable
                      Investment Funds, Inc.2/

               (g) Participation Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Morgan Stanley Universal Funds, Inc.2/

               (h) Participation Agreement between Annuity Investors Life Insurance CompanyREGISTERED and PBHG Insurance Series Fund, Inc.2/

               (i) Service Agreement between Annuity Investors Life Insurance CompanyREGISTERED and American Annuity GroupSM, Inc.1/

               (j) Agreement between AAG Securities, Inc. and AAG Insurance Agency, Inc.1/

               (k) Investment Service Agreement between Annuity Investors Life Insurance CompanyREGISTERED and American Annuity GroupSM, Inc. 1/

               (l)    Service Agreement between Annuity Investors Life Insurance
                       CompanyREGISTERED and Strong Capital Management, Inc.2/

               (m) Service Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Pilgrim Baxter & Associates, Ltd.2/

               (n) Service Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Morgan Stanley Asset Management, Inc. 2/

               (o)    Amended  and  Restated   Agreement   between  The  Dreyfus
                      Corporation   and   Annuity   Investors   Life   Insurance
                      CompanyREGISTERED.2/

               (p) Service Agreement between Annuity Investors Life Insurance CompanyREGISTERED and Janus Capital Corporation.2/

               (q) Service Agreement between INVESCO Funds Group, Inc. and Annuity Investors Life Insurance Company.4/

               (r) Participation Agreement between The Timothy Plan Variable Series, Timothy Partners, Ltd. and Annuity Investors Life Insurance Company4/

               (s) Service Agreement between The Timothy Plan Variable Series and Annuity Investors Life Insurance Company. 4/

        (9)    Opinion and Consent of Counsel1/.

        (10)   Consent of Independent Auditors. 4/

        (11)   No financial statements are omitted from Item 23.

        (12)   Not Applicable.

        (13)   Schedule for Computation of Performance Quotations. 4/

        (14)   Financial Data Schedule. 4/

        (15)   Powers of Attorney. 5/
                                      -24-